Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549-0506

Re:	Separate Account VL E, SEC File No. 811-04733
➣	Pacer Choice Variable Life, Registration No. 333-249194

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2021 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

Pursuant to Rule 30d-1 under the Act, Fidelity Variable Insurance Products Fund has filed, or will file, its annual report with the Commission under separate cover.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (800) 797-2643 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Life Insurance Company